WEITZ PARTNERS, INC.

Partners Value Fund

Q U A RT E R LY

R E P O RT

December 31, 2001

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

     www.weitzfunds.com
NASDAQ symbol: WPVLX

Annual Shareholder Information Meeting: Please mark your calendars for May 28, 2002. The meeting will be held at the Scott Conference Center located on the University of Nebraska at Omaha Aksarben campus and will begin at 4:30. It is a great opportunity to meet your fellow shareholders and the client service people you have talked to on the phone. There should be no official business, so the whole meeting can be devoted to answering shareholder questions. We look forward to seeing you then.

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Historical Performance Information

The table below gives a long-term perspective of the Partners Value Fund (the “Fund”) and its predecessor, Weitz Partners II–Limited Partnership (the “Predecessor Partnership”). Performance numbers are after deducting all fees and expenses and assume reinvestment of dividends. The Fund succeeded to substantially all of the assets of the Predecessor Partnership, a Nebraska investment limited partnership as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Predecessor Partnership and is portfolio manager for the Fund. The Fund’s investment objectives, policies, guidelines and restrictions are materially equivalent to those of the Predecessor Partnership. The table also sets forth average annual total return data for the Fund and the Predecessor Partnership for the one, five and ten year periods ended December 31, 2001, calculated in accordance with SEC standardized formulas.

Period Ended	Partners II	S&P 500	Period Ended	Partners Value	S&P 500

12/31/83†	9.9%	4.2%	12/31/94	–9.0%	1.3%
12/31/84	14.5	6.3	12/31/95	38.7	37.5
12/31/85	40.7	31.7	12/31/96	19.2	22.9
12/31/86	11.1	18.7	12/31/97	40.6	33.4
12/31/87	4.3	5.3	12/31/98	29.1	28.6
12/31/88	14.9	16.5	12/31/99	22.1	21.0
12/31/89	20.3	31.6	12/31/00	21.1	–9.1
12/31/90	–6.3	–3.1	12/31/01	–0.9	–11.8
12/31/91	28.1	30.2	Cumulative	1,826.0	1,089.5
12/31/92	15.1	7.6
12/31/93	23.0	10.1	Average Annual Compound Growth (Since inception June 1, 1983)	17.2	14.2

Average annual total return for the Fund (inception 1/94) and for the Predecessor Partnership (inception 6/83) for the one, five and ten year periods ended December 31, 2001, was –0.9%, 21.6% and 18.9%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance data presented includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund’s performance might have been adversely affected.

†	Return is for the period 6/1/83 through 12/31/83

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
December 31, 2001 - Quarterly Report

January 4, 2002

Dear Fellow Shareholder:

     What a year! The economy and the stock market were in turmoil all year. The recession, which had enveloped the technology and telecom worlds in 2000, spread to the rest of the economy in 2001. Corporate earnings declined, layoffs spread and September 11th made it worse.

      Our total return for 2001 (capital appreciation plus income minus expenses) was –0.9%. This is not an exciting return in absolute terms, but we did keep our capital intact.

     On a relative performance basis, it was one of our better years. The table below shows how our returns compare with our primary benchmark, the S&P 500 (large companies), as well as the Russell 2000 (smaller companies), the Nasdaq Composite (a good proxy for technology stocks), and our peer group of mutual funds (according to Lipper Analytical Services). (All numbers assume reinvestment of dividends and are calculated after deducting all expenses except the 10 year Nasdaq number for which reinvestment of dividend information was not available.)

	1 Year	3 Years	5 Years	10 Years

Weitz Partners Value Fund	–0.9%	13.6%	21.6%	18.9%
S&P 500	–11.8	–1.0	10.7	12.9
Russell 2000	2.5	6.4	7.5	11.5
Nasdaq	–20.8	–3.6	8.9	12.8
Average Growth and Income Fund*	–8.4	1.8	9.1	11.9

*Source: Lipper Analytical Services

Portfolio Review

     Our portfolio should look very familiar to long-time shareholders. There have been a few additions and deletions, but we continue to lean heavily toward service businesses—especially financial, telecommunications, media/entertainment and travel/leisure.

     Financial services companies generally performed well in 2001 as liquidity was ample for strong borrowers, the Federal Reserve lowered interest rates substantially, and credit quality was not a major issue. Unfortunately, while business was good for these companies, the stocks of many banks and mortgage lenders had already moved up last year in anticipation of a good 2001 (hence our unusually good year in 2000). The financial companies that particularly helped us in 2001 were mortgage REIT’s (real estate investment trusts) such as Redwood Trust and Novastar. They hold leveraged portfolios of mortgages and are not subject to income taxes because they pass their income through to shareholders in the form of dividends. In a turbulent stock market and with falling bond yields, many investors developed a new found interest in high cash dividends, and these stocks were very strong performers.

     Telecommunications stocks also provided mixed results. AT&T made the largest positive contribution, not because of the great performance of its businesses, but because management began the process of breaking up the company into several smaller entities. We had bought AT&T as a “sum-of-the-parts” investment. The reasoning was that the individual wireless, cable, business and residential telecom components were worth more separately than together in one company, and that there was a reasonable chance that the parts of the company could be separated.

     On the negative side, Citizens Communications and Qwest were drags on the portfolio. Citizens is a long-time holding, and its business of buying and building rural telephone systems did well in 2001. However, delays in closing transactions and (unfounded) fears about its capacity to finance new acquisitions led to weakness in the stock. Qwest is a misunderstood combination of a new, aggressive competitive long distance company and a large, slower moving regional telephone company, formerly known as US West. Our investment idea is that the two parts of Qwest have an aggregate value over $20 but the stock sells at $14. We began buying too soon, and Qwest’s decline hurt our performance in 2001, but we believe it will earn good returns for us in the future.

     Travel and leisure companies were already suffering from recession in the 2nd and 3rd quarters, and September 11th compounded their problems. Hotel companies such as Host Marriott and Hilton and gaming companies such as Park Place Entertainment were particularly weak. In the weeks following September 11th, we added heavily to several of these positions.

     The collapse in travel-related stocks also gave us the opportunity to buy new positions in some old favorites. We bought Harrah’s, Marriott International, American Express and Disney at very attractive prices. However, these stocks rebounded so quickly that we were unable to build large positions, and we sold Harrah’s and Marriott International in the 4th quarter (at 30–40% profits).

     After the Gulf War in 1991, it took about a year for the travel-related businesses to return to normal, and it may take much longer this time, but we believe that these stocks are attractive long-term holdings in spite of our rather subdued near-term expectations for their businesses.

     Media and cable television were also generally unhelpful. Publishing and broadcasting companies that depend on advertising were generally weak. The portfolio’s big cable loser for the year was Adelphia. The company’s misadventures with a competitive telephone company subsidiary cost it hundreds of millions of dollars, but more importantly it shook the confidence of investors. Management plans to spin off the telephone subsidiary in 2002 and to reduce the company’s debt, and we believe that Adelphia has more upside potential than most of our stocks.

     Cash and other “reserves” peaked at just over 35% of assets in early September. During the 2 weeks after trading resumed on September 17th, we invested about 1/3 of the reserves, and at year-end they stood at 23%.

Mistakes vs. Good Ideas That Haven’t Worked Yet

     A friend of mine who runs a very well-respected family of funds recently showed me a wall in his office containing framed stock certificates of the investments he considers “mistakes.” The idea is to not only learn from the mistakes but to keep the reminders in plain sight in hopes of avoiding repeat performances. This strikes me as a pretty good idea.

     Many of our top 10 holdings misbehaved in 2001, but we are sticking with them, and in most cases added more shares during the year. Many shareholders have asked how long we are willing to hold on to “losers” and why we don’t use “stop loss” orders. We make lots of mistakes, and we try to learn from them. Some of them are still in the portfolio because we think they will recover at least some of their lost ground. However, some of our biggest winners over the years were stocks that acted badly at first—looking like mistakes but giving us a chance to build very large positions. (This is why we do not employ “stop loss” orders that automatically sell stocks that drop by 10 or 15 percent.) There is a fine line between stubbornness and having the courage of one’s (investment) convictions, but we have several stocks in our portfolio that we think are good ideas that just haven’t worked yet.

Outlook

     Stocks in general did not seem particularly cheap coming into 2001. Now, although prices have fallen somewhat, we are in the midst of a recession and it is very difficult to sort out the normal cyclical factors from the effects of September 11th. We have fairly low expectations for the economy over the next year, and are not depending on a quick recovery to justify owning our stocks.

     Warren Buffet has argued persuasively that returns for stocks in general over the next 5-10 years are very unlikely to reach the 10% average of the last 75-100 years. However, we own well-managed, reasonably priced companies, and we believe that all of them have the potential to be like the children of Lake Wobegon and turn out to be above average performers. I feel good about our long-term prospects, but this is an investment environment that calls for lots of patience.

Best Regards,

Wallace R. Weitz Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the fund invested in particular industries or sectors.

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND
Schedule of Investments in Securities
December 31, 2001
(Unaudited)

Shares or units		Cost	Value

	COMMON STOCKS — 77.1%
	Auto Services — 0.1%
149,000	Insurance Auto Auctions, Inc.*	$1,718,488	$2,161,990

	Banking — 12.7%
524,600	Astoria Financial Corp.	6,153,679	13,880,916
2,800,000	Golden State Bancorp, Inc.	50,871,246	73,220,000
1,836,600	Greenpoint Financial Corp.	38,382,227	65,658,450
1,697,900	North Fork Bancorporation, Inc.	27,273,810	54,315,821
3,041,846	U.S. Bancorp	51,519,885	63,665,837
3,285,920	Washington Mutual, Inc.	81,353,890	107,449,584

		255,554,737	378,190,608

	Cable Television — 6.0%
3,185,195	Adelphia Communications Corp. CL A*	108,029,855	99,314,380
1,000,000	Comcast Corp. Special - CL A*	35,864,710	36,000,000
1,737,000	Insight Communications Co.*	29,096,308	41,965,920

		172,990,873	177,280,300

	Consumer Products and Services — 2.1%
6,650	Lady Baltimore Foods, Inc. CL A*	212,725	307,563
4,077,200	Six Flags, Inc.*	69,397,506	62,707,336

		69,610,231	63,014,899

	Financial Services — 5.9%
354,000	American Express Co.	9,129,622	12,634,260
949	Berkshire Hathaway, Inc. CL A*	53,687,098	71,744,400
34,049	Berkshire Hathaway, Inc. CL B*	65,816,954	85,973,725
460,500	Imperial Credit Industries, Inc.*	239,460	211,830
160,000	Prudential Financial, Inc.*	4,400,000	5,310,400

		133,273,134	175,874,615

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Shares or units		Cost	Value

	Information and Data Processing — 0.0%
130,409	Intelligent Systems Corp.*	$122,348	$397,747

	Lodging and Gaming — 8.2%
1,424,500	Extended Stay America, Inc.*	8,928,460	23,361,800
9,004,300	Hilton Hotels Corp.	84,114,003	98,326,956
13,142,700	Park Place Entertainment Corp.*	133,223,098	120,518,559

		226,265,561	242,207,315

	Media and Entertainment — 10.7%
114,800	Daily Journal Corp.* †	2,952,881	2,554,300
12,800,000	Liberty Media Corp.- A*	166,208,701	179,200,000
1,187,100	Valassis Communications, Inc.*	27,496,162	42,284,502
1,387,000	Walt Disney Co.	23,815,475	28,738,640
120,000	Washington Post Co. CL B	61,080,000	63,600,000

		281,553,219	316,377,442

	Mortgage Banking — 2.1%
1,529,700	Countrywide Credit Industries, Inc.	41,223,220	62,671,809

	Printing Services — 0.4%
2,751,600	Mail-Well, Inc.* †	23,113,253	11,281,560

	Real Estate and Construction — 2.0%
2,496,700	Catellus Development Corp.*	35,680,420	45,939,280
369,300	Forest City Enterprises, Inc. CL A	5,137,132	14,291,910

		40,817,552	60,231,190

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Shares or units		Cost	Value

	Real Estate Investment Trusts — 4.5%
457,830	Fortress Investment Corp. #	$8,176,916	$9,321,419
20,935	Healthcare Financial Partners Units** #	2,088,266	1,046,750
11,313,100	Host Marriott Corp.	109,923,832	101,817,900
820,352	Redwood Trust, Inc.†	15,126,258	19,877,129

		135,315,272	132,063,198

	Restaurants — 0.3%
355,100	Papa John’s International, Inc.*	7,674,663	9,758,148

	Retail Discount — 0.6%
1,688,200	Big Lots, Inc.	23,615,725	17,557,280

	Telecommunications — 19.7%
1,488,500	Alltel Corp.	79,644,633	91,885,105
5,462,200	AT&T Corp.	93,974,112	99,084,308
1,757,735	AT&T Wireless Services, Inc.*	27,031,798	25,258,652
491,692	Centennial Communications Corp.*	4,559,317	5,034,926
10,473,900	Citizens Communications Co.*	128,765,946	111,651,774
220,775	Corecomm, Ltd.*	27,597	35,302
9,471,300	Qwest Communications International, Inc.	149,317,140	133,829,469
1,138,000	Sprint Corp.	21,622,000	22,851,040
1,039,800	Telephone and Data Systems, Inc.	76,982,914	93,322,050
61,100	United States Cellular Corp.*	3,347,245	2,764,775

		585,272,702	585,717,401

	Utilities — 1.8%
3,158,900	Western Resources, Inc.	62,809,288	54,333,080

	Total Common Stocks	2,060,930,266	2,289,118,582

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

Shares or units		Cost	Value

	CONVERTIBLE PREFERRED STOCKS — 0.3%
500,000	NovaStar Financial, Inc. 7% Pfd. Class B Cumulative #	$3,309,962	$8,955,000

Face amount

	U.S. GOVERNMENT AND AGENCY SECURITIES — 0.2%
$2,500,000	Federal Home Loan Bank 6.44% 11/28/05	2,501,671	2,668,952
3,000,000	Fannie Mae 6.56% 11/26/07	3,000,000	3,110,868

	Total U.S. Government and Agency Securities	5,501,671	5,779,820

	SHORT-TERM SECURITIES — 22.5%
90,336,845	Wells Fargo Government Money Market Fund	90,336,845	90,336,845
40,188,552	Milestone Treasury Obligations Portfolio	40,188,552	40,188,552
67,115,000	Federal Home Loan Bank Discount Note 1/04/02	67,102,528	67,108,758
116,050,000	Freddie Mac Discount Note due 2/12/02 to 2/15/02	115,793,833	115,816,617
355,000,000	U.S. Treasury Bills due 1/10/02 to 3/21/02	354,067,287	354,118,935

	Total Short-Term Securities	667,489,045	667,569,707

	Total Investments in Securities	$2,737,230,944	2,971,423,109

	Covered Call Options Written — (0.1%)		(1,589,590)
	Other Assets Less Liabilities — 0.0%		524,801

	Total Net Assets — 100%		$2,970,358,320

	Net Asset Value Per Share		$20.87

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

No. of contracts		Expiration date/ Strike price	Value

	COVERED CALL OPTIONS WRITTEN
3,540	American Express Co.	April 2002/35	$(1,097,400)
358	Astoria Financial Corp.	April 2002/30	(19,690)
1,500	Valassis Communications, Inc.*	July 2002/35	(472,500)

	Total Call Options Written (premiums received $1,722,153)		$(1,589,590)

*	Non-income producing
†	Non-controlled affiliate
#	Restricted and/or illiquid security.
**	Each unit, which is restricted as to sale, consists of five shares of common stock.

Board of Directors
   Lorraine Chang
    John W. Hancock
    Richard D. Holland
    Thomas R. Pansing, Jr.
    Delmer L. Toebben
    Wallace R. Weitz

Officers
    Wallace R. Weitz, President
    Mary K. Beerling, Vice-President & Secretary
    Linda L. Lawson, Vice-President
    Richard F. Lawson, Vice-President

Investment Adviser
     Wallace R. Weitz & Company

Distributor
     Weitz Securities, Inc.

Custodian
     Wells Fargo Bank Minnesota,
     National Association

Transfer Agent and Dividend Paying Agent
     Wallace R. Weitz & Company

Sub-Transfer Agent
     National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Partners, Inc. — Partners Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

1/25/2002